UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2015

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 23, 2015, Dr. Sven Guenther, the Executive Vice President of Research and Development of KemPharm, Inc., or the Company, will present at the 9th Pain and Migraine Therapeutics Summit on, among other things, different approaches for finding new pain drugs with improved side effect and abuse profiles, including the Company’s most advanced pain product candidates, KP201/APAP, a prodrug of hydrocodone in combination with acetaminophen, and KP511, a prodrug of hydromorphone. A copy of this presentation is available on the Company’s website at www.kempharm.com, and is filed as Exhibit 99.1 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Presentation titled “The Search for New Pain Therapeutics with Low Inherent Abuse Potential – A Case for Prodrugs” dated September 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMPHARM, INC.

Date: September 23, 2015	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation titled “The Search for New Pain Therapeutics with Low Inherent Abuse Potential – A Case for Prodrugs” dated September 23, 2015.